SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 15, 1998


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


  United States                     333-32591                    58-1897792
 (State or other                   (Commission                  (IRS Employer
  jurisdiction                      File No.)                Identification No.)
of incorporation)

1800 Parkway Place, Marietta, Georgia                               30067
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.

                     The registrant distributed the Certificateholders Statement
                     for  the   month   of  May  1998  to  the   Series   1997-2
                     Certificateholders on June 15, 1998 .

Item 7(c).          Exhibits.

                    The  following  is filed as an exhibit to this report  under
Exhibit 28:

          99.1 Series 1997-2 Certificateholders Statement for the month of May 1998.






                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FNANB CREDIT CARD
                                      MASTER TRUST


                                      By:       FIRST NORTH AMERICAN
                                                NATIONAL BANK, as
                                                Transferor and Servicer


                                      By:
                                                Michael T. Chalifoux
                                                Chairman of the Board





Date:      June 15, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS



         Exhibit
         Number     Exhibit


          99.1 Series 1997-2 Certificateholders Statement for the month of May 1998.